UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 16, 2005

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

Pursuant to its periodic review of its outside audit requirements, the Audit Committee of the Board of Directors of Ashworth, Inc. (the "Company") requested proposals for its independent auditor services and interviewed accounting firms in connection with selecting the Company's independent auditor for its current fiscal year. As a result of this process, on March 16, 2005, the Audit Committee dismissed KPMG LLP ("KPMG") as the Company's independent auditor and approved the engagement of Moss Adams LLP ("Moss Adams"), effective March 17, 2005, to serve as the Company's independent auditor for its fiscal year ending October 31, 2005. Pursuant to the Audit Committee's Charter, in which the Audit Committee is provided the sole authority to terminate and to appoint the Company's independent auditor, the dismissal of KPMG and the appointment of Moss Adams was approved solely by the Audit Committee.

The reports issued by KPMG on the financial statements of the Company for both of the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of this Current Report on Form 8-K, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports. In addition, during the Company's two most recent fiscal years ended October 31, 2004 and 2003 and the subsequent interim period through March 16, 2005, there have been no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K .

The Company has provided KPMG with a copy of the foregoing statements and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. Attached as Exhibit 16.1 hereto is a copy of such letter, dated March 22, 2005.

During the Company's two most recent fiscal years ended October 31, 2004 and 2003, and the subsequent interim period through March 16, 2005, the Company did not consult with Moss Adams with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Letter of KPMG LLP to the Securities and Exchange Commission dated March 22, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

March 22, 2005	By:	Terence W. Tsang

Name: Terence W. Tsang
Title: EVP and CFO

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Exhibit Index

Exhibit No.	Description

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated March 22, 2005.